                                                                    EXHIBIT 99.2

                             FORBEARANCE AGREEMENT
                             ---------------------

         This FORBEARANCE AGREEMENT (this "Agreement") is made and entered into as of February 28, 1995 by and between JAN BELL MARKETING, INC. (the "Company"), a Delaware corporation, and EACH OF THE UNDERSIGNED NOTEHOLDERS (individually, a "Noteholder," and collectively, the "Noteholders").

                             PRELIMINARY STATEMENTS

         A. The Company and each of the Noteholders have severally entered into those certain Note Purchase Agreements, dated October 8, 1992 (collectively, as amended by (i) the Waiver and First Amendment, dated as of August 30, 1993, (ii) the Waiver and Second Amendment, dated as of March 30, 1994, and (iii) the Forbearance Agreement and Third Amendment (the "Third Amendment"), made and entered into as of December 6, 1994, the "Note Purchase Agreement"), pursuant to which the Company issued and sold, and the Noteholders purchased, the Company's 6.99% Senior Notes due October 8, 1999 (collectively, as amended from time to time, the "Notes") in the aggregate principal amount of Thirty-Five Million Dollars ($35,000,000).

         B. Pursuant to the Third Amendment, the Noteholders agreed to forbear from exercising remedies with respect to the Net Earnings Default (as such term is defined in the Third Amendment) until February 28, 1995.

         C. The Company has notified the Noteholders of certain existing and potential Events of Default, as described on Schedule 1 hereto (such Events of Default, the "Existing NPA Events of Default").

         D. The Company has notified the Noteholders of certain existing and potential "Events of Default" under, and as defined in, the Nationsbank Credit Agreement, as more particularly described on Schedule 2 hereto (the "Existing Credit Agreement Events of Default," and, together with the Existing NPA Events of Default, the "Existing Events of Default").

         E. Absent earlier default and the exercise of remedies as a result thereof, the Company and the Noteholders intend to engage in discussions in March and April 1995 concerning the potential restructuring and prepayment of the obligations of the Company under the Note Purchase Agreement and the Notes.

         F. In order to avoid the consequences of the Existing Events of Default pending the conduct of the discussions referred to in Preliminary Statement E above, the Company has requested that the Noteholders agree to forbear through April 18, 1995 from exercising their rights and remedies under the Note Purchase Agreement solely with respect to the Existing Events of Default.

         G. As a condition to such forbearance, the Noteholders have requested that the Company agree to certain other matters as more particularly described herein.

                                   AGREEMENTS

         For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS. Capitalized terms used in this Agreement and not defined herein have the meanings assigned to them in the Note Purchase Agreement.

         SECTION 2. Agreement To Forbear. During the period commencing on the Effective Date (as defined herein) and terminating on the earliest to occur of:

                 (a)      April 18, 1995,

                 (b) an "Event of Default" under and as defined in the Note Purchase Agreement (other than the Existing NPA Events of Default),

                 (c) an "Event of Default" under and as defined in the Nationsbank Credit Agreement (other than the Existing Credit Agreement Events of Default),

                 (d) the breach by the Company of any of its covenants or obligations under this Agreement, and

                 (e) any time any of the representations or warranties of the Company set forth in this Agreement proves to be false or misleading in any respect.

but, in any case, not thereafter, the Noteholders shall forbear from exercising any rights or remedies that they may have under the Note Purchase Agreement or otherwise in respect of the Existing Events of Default. The terms of this Agreement shall not operate as a waiver by the Noteholders of, or otherwise prejudice the Noteholders' rights, remedies or powers under, the Note Purchase Agreement, the Notes or applicable law or with respect to (x) any "Events of Default" that may currently exist under either the Note Purchase Agreement or the Nationsbank Credit Agreement but have not been disclosed by the Company on
Schedule 1 or Schedule 2 hereto, as applicable, or (y) except for the agreement of forbearance set forth in the immediately preceding sentence of this Section 2, any Existing Event of Default. Except as expressly provided herein:

                          (i) no terms and provisions of the Note Purchase Agreement, the Notes or any other agreement are modified or changed by this Agreement; and

                          (ii) the terms and provisions of the Note Purchase Agreement and the Notes shall continue in full force and effect.

         SECTION 3. WARRANTIES AND REPRESENTATIONS. To induce the Noteholders to enter into this Agreement, the Company warrants and represents to the Noteholders that, as of the Effective Date:

                 3.1 LITIGATION. There are no proceedings pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, any Subsidiary or any of their respective properties in any court or before any governmental authority or arbitration board or tribunal which, either individually or in the aggregate, would conflict with or interfere with the ability of the Company to execute and deliver this Agreement or to perform its obligations under the Note Purchase Agreement and the Notes.

                 3.2 AUTHORIZATION, EXECUTION AND ENFORCEABILITY. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations under the Note Purchase Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company. This Agreement, the Note Purchase Agreement and the Notes are valid and binding obligations of the Company, enforceable in accordance with their respective terms, except that the enforceability thereof may be:

                          (a) limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights generally; and

                          (b) subject to the availability of equitable remedies.

                 3.3 NO CONFLICTS OR DEFAULTS. Neither the execution and delivery by the Company of this Agreement, nor the performance by the Company of its obligations under the Note Purchase Agreement and the Notes, conflicts with, results in any breach in any of the provisions of, constitutes a default under, violates or results in the creation of any lien, security interest or other encumbrance upon any property of the Company or any Subsidiary under the provisions of:

                          (a) any charter document or the bylaws of the Company or any of the Subsidiaries;

                          (b) any agreement, instrument or conveyance to which the Company or any of the Subsidiaries or any of their respective properties may be bound or affected; or

                          (c) any statute, rule or regulation or any order, judgment or award of any court, tribunal or arbitrator by which the Company or any of the Subsidiaries or any of their respective properties may be bound or affected.

                 3.4      DEFAULTS.

                          (a) Except for the Existing NPA Events of Default, no event has occurred and no condition exists which would constitute a default or an Event of Default under the Note Purchase Agreement, and, except for the Existing Credit Agreement Events of Default, no event has occurred and no condition exists which would constitute a default or an "Event of Default" under and as defined in the NationsBank Credit Agreement.

                          (b) Except as set forth in clause (a), neither the Company nor any Subsidiary is in violation in any material respect of any term in (i) any agreement or other instrument to which it is a party or by which it or any of its property may be bound which relates to outstanding Indebtedness of such Person, or (ii) any other agreement or instrument to which it is a party or by which it or any of its property may be bound which could reasonably be expected to have a material adverse effect on the business, properties or financial condition of the Company or any of the Subsidiaries, or the ability of the Company to perform its obligations set forth in the Note Purchase Agreement or in the Notes. Without limiting the generality of the foregoing, (A) neither the Company nor any Subsidiary is (x) in default in the payment of principal or interest on any Indebtedness, including, without limitation, the NationsBank Credit Agreement, or (y) except for the Existing Events of Default, in default under any instrument or agreement under and subject to which any outstanding Indebtedness has been issued, including, without limitation, the NationsBank Credit Agreement, and (B) except for the Existing Events of Default, no event has occurred and is continuing under the provisions of any such instrument or agreement which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

         SECTION 4. CONDITIONS PRECEDENT TO THIS AGREEMENT. The agreement to forbear set forth in Section 2 hereof shall not become effective unless all of the following conditions precedent shall have been satisfied on or before February 28, 1995 (the "Effective Date"):

                 4.1 EXECUTION AND DELIVERY OF AGREEMENT. The Company shall have executed and delivered to each of the Noteholders a counterpart of this Agreement.

                 4.2 REPRESENTATIONS AND WARRANTIES TRUE. The warranties and representations set forth in Section 2 hereof shall be true and correct on, and as of, the Effective Date.

                 4.3 AUTHORIZATION OF TRANSACTIONS. The Company shall have authorized, by all necessary corporate action, the execution and delivery of this Agreement and each of the documents executed and delivered in connection herewith and the performance of all obligations of, and the satisfaction of all closing conditions pursuant to this Section 4 by, and the consummation of all transactions contemplated by this Agreement by, the Company.

                 4.4 EXPENSES. The Company shall have paid all costs and expenses of the Noteholders relating to this Agreement incurred on or before the Effective Date including, without limitation, (a) the fees and expenses of Hebb & Gitlin, special counsel to the Noteholders, and
         (b) the fees and expenses of Policano & Manzo, financial consultant to Hebb & Gitlin, in each case reflected in the statements delivered to the Company on or prior to February 28, 1995.

                 4.5 FEE RESERVES. The Company shall have (a) executed and delivered a counterpart of a fee arrangement letter with Hebb & Gitlin in form and substance satisfactory to each of the Noteholders (the "Reserve Letter"), (b) delivered a fee reserve of Fifty Thousand Dollars ($50,000) to Hebb & Gitlin in connection with the Reserve Letter, and (c) delivered a fee reserve of Fifty Thousand Dollars ($50,000) to Policano & Manzo in connection with the Reserve Letter.

                 4.6 PROCEEDINGS SATISFACTORY. All proceedings taken in connection with this Agreement and all documents and papers relating thereto shall be satisfactory to the Noteholders and their special counsel. The Noteholders and their special counsel shall have received copies of such documents and papers as they may reasonably request in connection therewith, in form and substance satisfactory to them.

         SECTION 5.       MISCELLANEOUS.

                 5.1 GOVERNING LAW. This Agreement shall be construed, interpreted and enforced in accordance with, and governed by, internal New York law.

                 5.2 DUPLICATE ORIGINALS. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts which, collectively, show execution by each party hereto shall constitute one duplicate original.

                 5.3 AGREEMENTS. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

                 5.4 SECTION HEADINGS. The titles of the sections hereof appear as a matter of convenience only, do not constitute a part of this Agreement and shall not affect the construction hereof.

                 5.5 RETENTION OF PROFESSIONALS; COSTS AND EXPENSES. Without limitation of any of its obligations under the Note Purchase Agreement or the Notes, the Company hereby reaffirms its obligations pursuant to Section 5.5 of the Third Amendment and will continue to comply with all of the provisions thereof.

                 5.6 ACKNOWLEDGMENT AND WAIVER. THE COMPANY ACKNOWLEDGES AND AGREES THAT THE NOTE PURCHASE AGREEMENT AND THE NOTES ARE VALID AND BINDING OBLIGATIONS OF THE COMPANY, ENFORCEABLE IN ACCORDANCE WITH THEIR RESPECTIVE TERMS, WITHOUT DEFENSES, OFFSETS, RIGHTS OF RECOUPMENT, COUNTERCLAIMS OR CLAIMS OF ANY NATURE WHATSOEVER, AND TO THE EXTENT THAT ANY SUCH DEFENSES, OFFSETS, RIGHTS OF RECOUPMENT, COUNTERCLAIMS OR CLAIMS MAY EXIST, THE COMPANY HEREBY EXPRESSLY WAIVES, RELEASES AND DISCHARGES THE SAME.

                 5.7 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written or otherwise, relating to the subject matter of this Agreement.

         IN WITNESS WHEREOF, the Company and each Noteholder have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

                               JAN BELL MARKETING, INC.


                               By:    /s/ Joseph Pennacchio
                                  ------------------------------------------
                               Name:  Joseph Pennacchio
                               Title:


                               METROPOLITAN LIFE INSURANCE
                                 COMPANY



                               By:    /s/ Joseph Augustini
                                  ------------------------------------------
                               Name:  Joseph Augustini
                               Title:


                               TEXAS LIFE INSURANCE COMPANY



                               By:    /s/ Bradley D. Rhodes
                                  ------------------------------------------
                               Name:  Bradley D. Rhodes
                               Title:


                               THE GREAT-WEST LIFE ASSURANCE
                                 COMPANY



                               By:    /s/ E. A. Marr
                                  ------------------------------------------
                               Name:  E. A. Marr
                               Title:



                               By:    /s/ Wayne T. Hoffmann
                                  ------------------------------------------
                               Name:  Wayne T. Hoffmann
                               Title:


                   [Signature Page to FORBEARANCE AGREEMENT]

                                                                      SCHEDULE 1

            EXISTING EVENTS OF DEFAULT UNDER NOTE PURCHASE AGREEMENT

         1. Events of Default under clause (x) of Section 9.1(c) of the Note Purchase Agreement occurring because of the Company's failure to comply with Section 8.7(b), Section 8.8(a) and Section 8.8(b) of the Note Purchase Agreement.

         2. Events of Default under clause (y) of Section 9.1(c) of the Note Purchase Agreement occurring because of the Existing Credit Agreement Events of Default described on Schedule 2.








                                  SCHEDULE 1-1

                                                                      SCHEDULE 2

         EXISTING EVENTS OF DEFAULT UNDER NATIONSBANK CREDIT AGREEMENT

         1. Events of Default under Section 10.01(c) of the Nationsbank Credit Agreement occurring because of the Company's failure to comply with
Section 9.02 and Section 9.04 of the Nationsbank Credit Agreement.

         2. Events of Default under clause (ii) of Section 10.01(e) of the Nationsbank Credit Agreement occurring because of the Existing NPA Events of Default described on Schedule 1.








                                  SCHEDULE 2-1